Smithfield

HICKORY SMOKED BACON
SPIRAL SLICED
Smithfield
SPIRAL SLICED
GLAZED HAM
ECKRICH
Ready Crisp
BACON

Barclays Capital 2010
High Yield Bond and
Syndicated Loan Conference
Robert W. Manly
Executive Vice President and Chief Financial Officer
Smithfield Foods, Inc.
March 26, 2010

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2

Forward-Looking Statements
 This presentation contains “forward-looking” statements within the meaning of the federal securities laws. The forward-looking statements include statements concerning the
 Company’s outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. The Company’s forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include the availability and prices of live hogs, raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, hedging risk, operating efficiencies, changes in interest rate and foreign currency exchange rates, changes in our credit ratings, access to capital, the investment performance of the Company’s pension plan assets and the availability of legislative funding relief, the cost of compliance with environmental and health standards, adverse results from on-going litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to make effective acquisitions and dispositions and successfully integrate newly acquired businesses into existing operations, the Company’s ability to effectively restructure portions of its operations and achieve cost savings from such restructurings and other risks and uncertainties described in the
 Company’s Annual Report on Form 10-K for fiscal 2009 and in its subsequent Quarterly
 Reports on Form 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Emerging As A Global Leader In
Packaged Meats

Smithfield
31%
Other
23%
Hormel
7%
Excel
9%
JBS Swift
11%
Tyson
Foods
19%

Smithfield

Market Leader: Pork Processing
Pork
Sales: $9.3 billion
Operating Profit:
$538.2 million
•World’s largest pork
processor
•Sold approximately
3.1 billion pounds of
packaged meats in
FY09
•Processed 33 million
hogs in FY09
•Sold approximately
4.5 billion pounds of
fresh pork in FY09
Note: TTM FY 10 Q3 sales (before eliminations) and operating profit
Source: United States Industry Data Successful Farming
(% of U.S. hogs processed)

Market Leader: Packaged Meats

Smoked Hams 18%
Lunch Meats 13%
Hotdogs 11%
Spiral Hams 7%
Dry Sausage 6%
Smoked Sausage 6%
Bnls Water Cooked Hams 5%
Precooked Sausage 5%
Other Processed 10%
Bacon 19%

Smithfield

5
5

Smithfield sold
approximately 3.1
billion pounds of
packaged meats
in fiscal 2009
(% of Smithfield U.S. packaged meats volume)

6
6

Market Leadership: International
International
Sales: $1.2 billion
Operating Profit:
$39.5 million
•Subsidiaries in
Poland, Romania and
the United Kingdom
•37% ownership of
Campofrío Food Group
(public company) with
#1 packaged meats
market share in
France, Spain, The
Netherlands, Belgium
and Portugal
•Joint ventures in
Mexico and China
Note: TTM FY 10 Q3 sales (before eliminations) and operating profit
#1
#1
#1
#1
#1
#1
#1

Smithfield
/Butterball
LLC[1]
22%
Jennie-O
19%
Other
41%
Sara Lee
4%
Cargill
14%

Smithfield

Market Leader: Turkey Processing
Other Segment
Sales: $189 million
Operating Loss:
$(17.1) million
•Butterball is the
largest turkey
processor in the U.S.
•Segment comprised
of turkey production
operations, 49%
interest in Butterball
and interest in live
cattle joint venture
operations
Note: TTM FY 10 Q3 sales (before eliminations) and operating profit; includes amounts related to cattle operations
Source: United States Industry Data Successful Farming
1 49% owned joint venture
(% of U.S. turkeys processed)

Seaboard Foods
4%
Christensen Family
Farms
3%
Prestage Farms[1]
2%
Smithfield
18%
Five producers[1,2]
8%
Other 66,000
producers
65%
(% of U.S hogs produced)

Smithfield

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8

Market Leader: Hog Production
Hog Production
Sales: $2.4 billion
Operating Loss:
$(555.8) million
•World’s largest hog
producer
•Produced 18.7
million hogs in U.S.
in FY09
•Produced 1.7
million hogs in
Poland and Romania
and 1.7 million hogs
at Mexican joint
ventures in FY09
Note: TTM FY 10 Q3 sales (before eliminations) and operating profit
Source: United States Industry Data Successful Farming
1 The majority of hogs from Prestage Farms and Goldsboro Hog Farm are sold to Smithfield Foods under long-term contract
2 Approximate market shares of Five Producers: Cargill=2%; Iowa Select Farms=2%; The Pipestone System=1%; Goldsboro
Hog Farm=1%; The Hanor Company=1%; Total=8%

The New Era of Smithfield

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10

The New Era of Smithfield
• Restructured Pork Group primed for higher performance
 and stability of earnings
• Focus on synergies, efficiency, ROIC and margins
• Increased financial management with focus on
 deleveraging the balance sheet and maintaining strong
 liquidity
• Business focus on maximizing core assets
• Create better balance of earnings between hog
 production and pork processing

11

Pork Group Restructuring Update
• Streamlined Pork Group management structure - DONE
• Consolidated seven IOC’s into three and closed five
 processing plants; sixth to close in third quarter - DONE
• Merged three fresh pork sales organizations into two and
 consolidated three overseas export teams into one -
 DONE
• Consolidated manufacturing platform to improve
 margins, lower operating costs and increase plant
 utilization - DONE
• Improved Pork Group base profitability - IN PROCESS

As a result of the Pork Group restructuring, Smithfield expects annual EBT improvements of $125 million by fiscal 2011

in millions
$140
$120
$100
$80
$60
$40
$20
$0
$49
$3
$3
$17
$14
$74
$70
$55
Capital requirements
One time expenses
Non-cash asset write-off
Annual EBT Improvements
FY 09
FY 10
FY 11

Smithfield

12

Pork Group Restructuring Costs/Benefits
$54 million
$34 million
$74 million
$125 million

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Pork Group Restructuring Costs/Benefits
	Capital requirements	One time expenses	Non-cash asset write-off	Annual EBT Improvements
Total	$52 million	$34 million	$74 million	$125 million
Amount previously incurred/achieved	$44 million	$28 million	$74 million	$111 million
Amount remaining after FY 10 Q3	$8 million	$6 million	-	$14 million

EBT from packaged meats rose by nearly $0.03 per pound in fiscal 2009

As a result of the Pork Group restructuring, Smithfield expects annual EBT improvements from packaged meats of $0.02 per pound by fiscal 2011

EBT ($ per lb)
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.04
$0.04
$0.04
$0.08
$0.11
$0.17
FY 05
FY 06
FY 07
FY 08
FY 09
TTM

Smithfield

Packaged Meats Margin Growth
Note: FY 09 and FY 10 results before restructuring charges

EBT from packaged meats rose by nearly $85 million in fiscal 2009

As a result of the Pork Group restructuring, Smithfield expects annual EBT improvements from packaged meats of $80 million by fiscal 2011

EBT (in millions)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$102
$97
$136
$251
$335
$481
FY 05
FY 06
FY 07
FY 08
FY 09
TTM

Smithfield

Packaged Meats EBT Growth
Note: FY 09 and FY 10 results before restructuring charges

Pork segment operating profit
($ per head)
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$4.86
$0.85
$7.87
$1.47
$9.71
$4.60
$11.27
$3.73
$16.60
$1.51
FY 06
FY 07
FY 08
FY 09
TTM
Fresh pork
Packaged meats

Smithfield

Packaged Meats Contribution
Packaged meats
will continue to
drive pork
segment
earnings
contribution
$5.71
$9.34
$14.32
$15.00
Note: FY 09 and TTM results exclude impairments mostly related to segment restructuring. All periods reflect an apportionment of "Pork Other" consistent with the apportionment recognized for FY 10.
$18.11

Source: IRI Total US Food 52 WE 12/06/09; FreshLook Market Total US Food 52 WE 11/22/09; Turkey = Whole Bird
	Category
	Size1	Growth2
Packaged Lunchmeat	741.1	-2.5%	11.1%	2
Deli Meats	685.2	+2.6%	13.3%	1
Turkey	631.9	+0.8%	20.7%	1
Bacon	604.1	+7.2%	18.4%	1
Smoked Hams	544.0	+10.6%	55.0%	1
Cooked Dinner Sausage	361.8	-1.2%	17.0%	2
Breakfast Sausage	341.3	+0.7%	7.7%	3
Smoked Pork	161.8	-3.5%	49.5%	1
Value Added Ham Cuts	58.8	+3.4%	27.9%	1
Frozen Meatballs	57.2	+2.2%	24.2%	1
BBQ Meats	30.4	+3.9%	21.4%	2
Smithfield brands
drive 19.5% of the
5 billion+ pounds
sold across its
key growth
categories
Smithfield brands
are ranked 1st or
2nd in 10 leading
consumer
packaged meats
categories
Leading position in key consumer categories

$150
$100
$50
$0
($50)
($100)
($150)
($200)
($250)
($300)
in millions
FY 05 Q1
FY 05 Q3
FY 06 Q1
FY 06 Q3
FY 07 Q1
FY 07 Q3
FY 08 Q1
FY 08 Q3
FY 09 Q1
FY 09 Q3
FY 10 Q1
FY 10 Q3

Smithfield

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18

Hog Production Operating Profit (Loss)
Smithfield has
proactively
reduced the size
of its sow herd
by 13% in an
effort to return
hog production
to normalized
levels of
profitability
Hog production
losses
moderated
significantly in
the third quarter
of fiscal 2010

Smithfield U.S. Sow Herd Reduction
120,000
80,000
40,000
0
Total= 130,000 sows
30,000
50,000
50,000
Feb-08
Dec-08
Jun-09

Smithfield

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19

U.S. Sow Herd Reduction
Smithfield will
produce
approximately 1.4
million fewer
market hogs in
fiscal 2010 and
approximately 2.2
million fewer
market hogs
annually thereafter

Exports

U.S. pork export volume has increased 263% since 2000

4.7 billion pounds; 23 million hogs; 20% of U.S. production

Japan 45%
Mexico 23%
Canada 11%
Korea 3%
China 4%
Russia 2%
Other 12%

Reliable
Mexico 19%
Canada 8%
Korea 7%
Japan 22%
China 19%
Russia 11%
Other 14%
Unreliable

Smithfield

U.S. Pork Exports 2000 vs. 2008
2008
2000
1.3 billion pounds; 7
million hogs; 7% of
U.S. production

Financial Management

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23

Restructuring the Balance Sheet
• Reduced total debt
• Removed risk
 – Covenant
 – Liquidity
 – Maturities

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24

Restructured $2 Billion In Debt
	Size	Maturity
Asset-Based Revolving Credit Facility	$1.0 billion	July 2012
Senior Secured Notes	$625 million	July 2014
Senior Secured Notes	$225 million	July 2014
Term Loan Maturity Extension	$200 million	October 2013
New credit facility
contains no
currently
applicable
maintenance
covenants
Estimated
quarterly interest
expense is $65-70
million
Note: New credit facility requires that fixed charge coverage ratio must be at least 1.1 to 1.0 if availability is less than $120 million. The Company does not expect that availability will be below that threshold through fiscal year 2010.

in millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$487
$921
$960
$1,104
$1,174
$1,209
$1,053
FY 09 Q1
FY 09 Q2
FY 09 Q3
FY 09 Q4
FY 10 Q1
FY 10 Q2
FY 10 Q3

Smithfield

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25

Improving Liquidity
Smithfield
continues to
improve liquidity
and has reduced
net debt in excess
of $1 billion since
fiscal 2009
Note: Amounts reflect unused borrowing capacity under U.S. credit facility at quarter end plus invested and liquid cash

in millions
$1,200
$1,000
$800
$600
$400
$200
$0
$18
$134
$638
$1,000
$51
$904
FY 10
FY 11
FY 12
FY 13
FY 14

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Long-Term Debt Maturities
Smithfield has no
significant debt
maturities until
fiscal 2012

Goal is to reduce debt to total capitalization to 30%'s

59%
57%
55%
53%
51%
49%
47%
45%
58%
56%
54%
56%
52%
51%
47%
51%
47%
FY 07
FY 08
FY 09
FY 10 Q1
FY 10 Q2
FY 10 Q3
Debt to total capitalization
Pro forma

Smithfield

27

Total Debt to Total Capitalization
Note: FY 10 Pro forma debt is net of short-term cash investments

Conclusion

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Where do we go from here?
• De-emphasize domestic hog production
• Devote additional resources to marketing
• Concentrate on packaged meat capabilities
• Continue to search for international value added
 opportunities

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Conclusion
• Pork Group profitability is already benefitting from
 restructuring plan and will increase in fiscal 2011
• Packaged meats business performing at record levels
• Continuing to maintain very strong liquidity position,
 reduce debt and strengthen the balance sheet
• Hog production results are improving as a result of herd
 reductions
• Company continues to position the overall business for
 much stronger earnings

Smithfield

HICKORY SMOKED BACON
Smithfield
SPIRAL SLICED
ECKRICH
Smoked Sausa
Ready Crisp
BACON